                                                                    EXHIBIT 99.1

                         FORM 4 JOINT FILER INFORMATION

Name:                   High Ridge GP Holdings LLC

Address:                20 Liberty Street
                        P.O. Box 388
                        Chester, CT  06412

Designated Filer:       HRWCP 1, L.P.

Date of Event
Requiring Statement:    8/12/05

Issuer and Ticker
Symbol:                 James River Group, Inc. (JRVR)

Signature: /s/ Steven J. Tynan
           -------------------------
           Steven J. Tynan
Title: Manager